Residential Capital, LLC Third Quarter 2007 Update November 16, 2007

Legal Notice This presentation is not, and is not intended to be, an offer to sell any security or the solicitation of an offer to purchase any security. Securities may only be offered pursuant to a prospectus that meets the requirements of applicable state and federal securities laws or pursuant to an exemption from the registration requirements thereof. This presentation may contain forward-looking statements within the meaning of the federal securities laws. In some cases, you can identify these statements by our use of forward- looking words such as "may," "will," "should," "anticipate," "estimate," "expect," "plan," "believe," "predict," "potential," "project," "intend," "could" or similar expressions. In particular, statements regarding our plans, strategies, prospects and expectations regarding our business are forward-looking statements. You should be aware that these statements and any other forward-looking statements in this presentation only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Many of these risks, uncertainties and assumptions are beyond our control, and may cause actual results and performance to differ materially from our expectations. Important factors that could cause our actual results to be materially different from our expectations include the risks and uncertainties set forth in our Annual Report on Form 10-K for 2006 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, under the heading "Risk Factors." Accordingly, you should not place undue reliance on the forward-looking statements contained in this presentation. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

ResCap Overview Third Quarter 2007 Financial Update Liquidity and Funding Business Segments Asset Quality Strategy Investor Communication Company Ownership and Structure 8 2 7 5 4 3 1 Housing and Mortgage Market Update 6 Appendix 9

Company Ownership and Structure

ResCap is diversified among residential mortgage sectors Company Ownership and Structure 49% FIM Holdings, LLC 51%

Third Quarter 2007 Financial Update

ResCap Credit Ratings Short-Term Long-Term Outlook DBRS R-4 B (High) Negative Fitch B BB+ Under Review - Down Moody's NP Ba3 Negative S&P B BB+ Negative Note: Ratings shown are current as of 11/16/2007

ResCap - Q3 2007 Key Metrics U.S. Residential Finance Business Lending International Business Capital & Liquidity Weakening credit and market illiquidity drove increased reserves, losses and write-downs Reduced origination volumes in response to liquidity challenges Homebuilders experienced additional stress as sales declined and cancellations increased Increase in provisions and related watch lists Abrupt credit-tightening in Europe increased funding costs and sharply depressed asset values despite stable credit performance Capital position eroded by net losses, partially offset by $1 billion equity injection Liquidity position significantly enhanced

Financial Update Three Months Ended Sept 30 Sept 30 Sept 30 June 30 $ millions 2007 2006%^ 2007 2007%^ Operating Income (loss) $(1,806) $83 - $(1,806) $(254) - Goodwill Impairment (455) - - (455) - - GAAP Net Income (loss) $(2,261) $83 - $(2,261) $(254) - $ billions U.S. Prime Loan Production $20.0 $35.5 (44)% $20.0 $26.5 (24)% MEMO: U.S. Prime Nonconforming 4.6 16.4 (72)% 4.6 9.8 (53)% U.S. Nonprime Loan Production 0.2 8.5 (98)% 0.2 0.7 (73)% International Loan Production $9.1 $7.5 20% $9.1 $7.7 17% Period Ended $ billions Assets $114 $133 (14)% $114 $122 (6)% U.S. Servicing Portfolio1 $427 $402 6% $427 $425 1% 1) Excludes subserviced loans which had an unpaid principal balance of $52.3 billion at 9/30/07, $62.0 billion at 6/30/07, and $47.5 billion at 9/30/06

Q3 07 RFG -1194 BCG -1194 -164 IBG -1358 -433 Other -1791 -15 Goodwill -1806 -455 Total -2261 Results By Segment Domestic Mortgage results driven largely by increase in provision for loss on HFI portfolio, write-downs of HFS and trading securities due to market illiquidity, and impairment of REO impacted by weakening housing values International Business impacted by market liquidity issues which forced mark-to-market losses, as well as generated losses on sale of loans and write-downs of mortgage-related securities Business Lending increased provisions for loan losses, and impaired its Lot Option and Model Home inventory due to weakness in the residential construction sector Q3 07 RFG -658 BCG -658 -148 IBG -806 -501 Other -1183 -124 Total -1183

Asset Growth and Mix Further reduction of HFI portfolio $6 billion assets transferred from HFS to HFI $5.4 billion non-prime deconsolidated due to residual sale (net of $300 million allowance for loan loss) $2.9 billion runoff Other assets include $4.8 billion of Automotive related assets held at GMAC Bank for the period ended 9/30/07 12/31/03 12/31/04 12/31/05 12/31/2006 9/30/2006 9/30/2007 Total Assets 78.559 94.35 118.89 135.59 132.6 114.4934 Total Assets for the Period Ended 9/30/2007 Q3 06 Mortgage Servicing Rights 4.8 Lending Receivables 14.2 Other 8.5 Cash 2 HFI 73.1 HFS 24.8 Investment Securities 5.2 Assets as of 9/30/06 9/30/2007 Mortgage Servicing Rights 5.5 Lending Receivables 8.4 Other 16.3 Cash 6.5 HFI 59 HFS 15 Investment Securities 3.7 Assets as of 9/30/07 Mortgage Servicing Rights Mortgage Loans - HFI Lending Receivables Mortgage Loans - HFS Other Investment Securities Cash $ billions

Housing and Mortgage Market Update

Macroeconomic Drivers - Interest Rates Interest rates remained stable following increases from mid-2005 Higher rates impact home affordability, which has significant impact on the mortgage industry In addition, long-term rates have remained low relative to short-term rates, putting pressure on margins Source: Federal Reserve, Moody's Economy.com Select Interest Rates 1 Year LIBOR 6 Month LIBOR 10 Year Bond 1/1/2001 5.41 5.53 5.16 2/1/2001 5.15 5.2 5.1 3/1/2001 4.77 4.81 4.89 4/1/2001 4.5 4.48 5.14 5/1/2001 4.28 4.08 5.39 6/1/2001 4.05 3.83 5.28 7/1/2001 4 3.79 5.24 8/1/2001 3.71 3.57 4.97 9/1/2001 3.11 3 4.73 10/1/2001 2.5 2.34 4.57 11/1/2001 2.38 2.11 4.65 12/1/2001 2.42 1.99 5.09 1/1/2002 2.36 1.93 5.04 2/1/2002 2.45 2.04 4.91 3/1/2002 2.85 2.24 5.28 4/1/2002 2.79 2.21 5.21 5/1/2002 2.65 2.1 5.16 6/1/2002 2.42 2 4.93 7/1/2002 2.14 1.91 4.65 8/1/2002 1.88 1.76 4.26 9/1/2002 1.87 1.78 3.87 10/1/2002 1.81 1.74 3.94 11/1/2002 1.63 1.46 4.05 12/1/2002 1.58 1.42 4.03 1/1/2003 1.48 1.37 4.05 2/1/2003 1.41 1.34 3.9 3/1/2003 1.33 1.26 3.81 4/1/2003 1.36 1.28 3.96 5/1/2003 1.25 1.23 3.57 6/1/2003 1.09 1.08 3.33 7/1/2003 1.2 1.12 3.98 8/1/2003 1.41 1.2 4.45 9/1/2003 1.35 1.19 4.27 10/1/2003 1.4 1.2 4.29 11/1/2003 1.5 1.24 4.3 12/1/2003 1.5 1.24 4.27 1/1/2004 1.4 1.19 4.15 2/1/2004 1.4 1.19 4.08 3/1/2004 1.33 1.16 3.83 4/1/2004 1.62 1.28 4.35 5/1/2004 2.02 1.52 4.72 6/1/2004 2.35 1.81 4.73 7/1/2004 2.33 1.89 4.5 8/1/2004 2.29 1.94 4.28 9/1/2004 2.37 2.09 4.13 10/1/2004 2.47 2.23 4.1 11/1/2004 2.8 2.5 4.19 12/1/2004 3.02 2.71 4.23 1/1/2005 3.22 2.89 4.22 2/1/2005 3.38 3.05 4.17 3/1/2005 3.69 3.29 4.5 4/1/2005 3.73 3.38 4.34 5/1/2005 3.75 3.49 4.14 6/1/2005 3.81 3.61 4 7/1/2005 4.05 3.83 4.18 8/1/2005 4.27 4.02 4.26 9/1/2005 4.21 4.05 4.2 10/1/2005 4.57 4.36 4.46 11/1/2005 4.78 4.55 4.54 12/1/2005 4.84 4.67 4.47 1/1/2006 4.84 4.73 4.42 2/1/2006 5.08 4.92 4.57 3/1/2006 5.19 5.05 4.72 4/1/2006 5.33 5.2 4.99 5/1/2006 5.4 5.29 5.11 6/1/2006 5.6 5.49 5.11 7/6/2006 5.66 5.58 5.09 8/6/2006 5.49 5.48 4.88 9/6/2006 5.38 5.41 4.72 10/6/2006 5.36 5.39 4.73 11/6/2006 5.3 5.37 4.6 12/6/2006 5.24 5.35 4.56 1/6/2007 5.37 5.38 4.76 2/6/2007 5.38 5.39 4.72 3/6/2007 5.2 5.32 4.56 4/6/2007 5.28 5.35 4.69 5/6/2007 5.33 5.37 4.75 6/6/2007 5.45 5.39 5.1 7/6/2007 5.38 5.37 5 8/1/2007 5.19 5.38 4.67 9/1/2007 5.06 5.35 4.52

Macroeconomic Drivers-Unemployment Stable The unemployment rate remained low at 4.7% in September 2007 The most current Blue Chip Forecast for the unemployment rate averages 4.8% for December 2007, and 4.9% for December 2008 Source: Bureau of Labor Statistics Employment and Unemployment Rate Change in Total Employment Unemployment Rate 1/1/2002 -127 5.7 2/1/2002 -118 5.7 3/1/2002 -46 5.7 4/1/2002 -83 5.9 5/1/2002 -23 5.8 6/1/2002 47 5.8 7/1/2002 -81 5.8 8/1/2002 -15 5.7 9/1/2002 -69 5.7 10/1/2002 118 5.7 11/1/2002 10 5.9 12/1/2002 -143 6 1/1/2003 65 5.8 2/1/2003 -153 5.9 3/1/2003 -196 5.9 4/1/2003 -48 6 5/1/2003 -33 6.1 6/1/2003 24 6.3 7/1/2003 10 6.2 8/1/2003 -42 6.1 9/1/2003 81 6.1 10/1/2003 176 6 11/1/2003 55 5.8 12/1/2003 168 5.7 1/1/2004 114 5.7 2/1/2004 31 5.6 3/1/2004 343 5.8 4/1/2004 287 5.6 5/1/2004 269 5.6 6/1/2004 102 5.6 7/1/2004 59 5.5 8/1/2004 107 5.4 9/1/2004 170 5.4 10/1/2004 350 5.4 11/1/2004 65 5.4 12/1/2004 168 5.4 1/1/2005 95 5.2 2/1/2005 235 5.4 3/1/2005 124 5.2 4/1/2005 340 5.1 5/1/2005 188 5.1 6/1/2005 265 5 7/1/2005 327 5 8/1/2005 202 4.9 9/1/2005 105 5.1 10/1/2005 107 5 11/1/2005 351 5 12/1/2005 202 4.9 1/1/2006 206 4.7 2/1/2006 300 4.8 3/1/2006 249 4.7 4/1/2006 144 4.7 5/1/2006 103 4.6 6/1/2006 124 4.6 7/1/2006 222 4.8 8/1/2006 186 4.7 9/1/2006 198 4.6 10/1/2006 109 4.4 11/1/2006 196 4.5 12/1/2006 226 4.5 1/1/2007 162 4.6 2/7/2007 90 4.5 3/7/2007 175 4.4 4/7/2007 122 4.5 5/7/2007 188 4.5 6/7/2007 69 4.5 7/7/2007 93 4.6 8/1/2007 93 4.6 9/1/2007 96 4.7

Falling Home Sales and Rising Inventories New Single-Family home sales increased 4.8% in September from August, but are down 23% from a year ago Existing Single-Family home sales decreased 8.6% in September in addition to a 4.2% decrease in August, and are down 20% from a year ago Inventory of both new and existing unsold homes has remained above the 7 month mark for over a year Source: U.S. Census Bureau, National Association of Realtors SAAR = Seasonally Adjusted Annual Rate Source: U.S Census Bureau, National Association of Realtors New and Existing Home Sales Inventory of Unsold Homes Existing New 1/1/2001 4550 936 2/1/2001 4660 963 3/1/2001 4830 939 4/1/2001 4730 909 5/1/2001 4680 885 6/1/2001 4820 882 7/1/2001 4810 880 8/1/2001 4850 866 9/1/2001 4630 853 10/1/2001 4650 871 11/1/2001 4650 924 12/1/2001 4860 979 1/1/2002 5220 880 2/1/2002 5200 948 3/1/2002 4980 923 4/1/2002 5000 936 5/1/2002 4970 978 6/1/2002 4860 957 7/1/2002 4780 956 8/1/2002 4730 1014 9/1/2002 4870 1044 10/1/2002 5020 1006 11/1/2002 5060 1024 12/1/2002 5280 1048 1/1/2003 5330 999 2/1/2003 5290 936 3/1/2003 5170 999 4/1/2003 5150 1012 5/1/2003 5240 1078 6/1/2003 5240 1193 7/1/2003 5530 1168 8/1/2003 5760 1206 9/1/2003 5800 1131 10/1/2003 5630 1144 11/1/2003 5480 1093 12/1/2003 5700 1129 1/1/2004 5510 1165 2/1/2004 5630 1159 3/1/2004 5860 1276 4/1/2004 5920 1186 5/1/2004 6030 1241 6/1/2004 6090 1180 7/1/2004 6000 1088 8/1/2004 5870 1175 9/1/2004 5880 1214 10/1/2004 6020 1305 11/1/2004 6110 1179 12/1/2004 6050 1242 1/1/2005 6240 1203 2/1/2005 6070 1319 3/1/2005 6100 1328 4/1/2005 6240 1260 5/1/2005 6200 1286 6/1/2005 6260 1274 7/1/2005 6230 1389 8/1/2005 6280 1255 9/1/2005 6300 1244 10/1/2005 6190 1336 11/1/2005 6140 1214 12/1/2005 5930 1239 1/1/2006 5940 1185 2/1/2006 6090 1084 3/1/2006 6040 1126 4/1/2006 5880 1097 5/1/2006 5830 1087 6/1/2006 5700 1073 7/1/2006 5510 969 8/1/2006 5530 1009 9/1/2006 5460 1004 10/1/2006 5520 952 11/1/2006 5490 987 12/1/2006 5500 1019 1/1/2007 5670 890 2/1/2007 5880 840 3/1/2007 5350 830 4/1/2007 5240 907 5/1/2007 5190 861 6/1/2007 5020 797 7/1/2007 5000 798 8/1/2007 4790 735 9/1/2007 4380 770 New Existing 1/1/2002 4.2 4.3 2/1/2002 4 4.4 3/1/2002 4.1 4.6 4/1/2002 4.3 5 5/1/2002 4 4.7 6/1/2002 4.2 5 7/1/2002 4.2 4.7 8/1/2002 4 5.1 9/1/2002 3.9 4.9 10/1/2002 4 4.9 11/1/2002 4 4.9 12/1/2002 4 4.3 1/1/2003 4 4.6 2/1/2003 4.5 4.5 3/1/2003 4.1 4.7 4/1/2003 4.1 5.2 5/1/2003 3.9 4.8 6/1/2003 3.5 5.1 7/1/2003 3.6 4.6 8/1/2003 3.5 4.6 9/1/2003 3.8 4.3 10/1/2003 3.8 4.6 11/1/2003 4.1 4.9 12/1/2003 4 4.3 1/1/2004 3.8 4.4 2/1/2004 3.7 4.5 3/1/2004 3.6 4.4 4/1/2004 4 4.3 5/1/2004 3.8 4.3 6/1/2004 3.9 4.2 7/1/2004 4.5 4.4 8/1/2004 4.3 4.5 9/1/2004 4.1 4.2 10/1/2004 3.9 4.3 11/1/2004 4.3 4.3 12/1/2004 4.1 3.9 1/1/2005 4.4 3.6 2/1/2005 4.3 4 3/1/2005 4.1 4 4/1/2005 4.3 4.2 5/1/2005 4.2 4.3 6/1/2005 4.3 4.5 7/1/2005 4.2 4.5 8/1/2005 4.5 4.7 9/1/2005 4.7 4.6 10/1/2005 4.5 4.8 11/1/2005 5 4.9 12/1/2005 4.9 4.8 1/1/2006 5.3 5 2/1/2006 6.3 5 3/1/2006 6.1 5.4 4/1/2006 6.2 6 5/1/2006 6.2 6.3 6/1/2006 6.4 6.8 7/1/2006 7.4 7.2 8/1/2006 6.8 7.1 9/1/2006 6.8 7.1 10/1/2006 7.1 7.2 11/1/2006 6.5 7.1 12/1/2006 6.2 6.4 1/1/2007 7.2 6.5 2/1/2007 8.1 6.5 3/1/2007 8.3 7.2 4/1/2007 7.4 8.2 5/1/2007 7.7 8.6 6/1/2007 8.3 9 7/1/2007 8.2 9.2 8/1/2007 9 9.3 9/1/2007 8.3 10.2

Home Price Values Home price values have remained volatile, and have declined in 15 states annualized quarter over quarter The latest NAR forecast for Median New Single-Family home price appreciation is negative 2.1% for 2007, and positive 1.3% for 2008 Declining home prices have several effects on the mortgage industry including Decreased prepayment speeds Increased delinquencies, foreclosures, higher REO inventory, and higher severity Source: U.S Census Bureau, National Association of Realtors Change in Median Prices of New and Existing Single Family Homes New Existing 1/1/2001 0.044 0.0345 2/1/2001 0.0394 0.0375 3/1/2001 0.0101 0.0664 4/1/2001 0.0743 0.0521 5/1/2001 0.0638 0.0551 6/1/2001 0.1196 0.0824 7/1/2001 0.0386 0.0562 8/1/2001 0.0433 0.073 9/1/2001 -0.0215 0.0421 10/1/2001 -0.0323 0.0477 11/1/2001 -0.0385 0.0536 12/1/2001 0.1103 0.0944 1/1/2002 0.1021 0.0922 2/1/2002 0.0839 0.1266 3/1/2002 0.0639 0.1056 4/1/2002 0.0699 0.0622 5/1/2002 0.0689 0.0346 6/1/2002 0.0738 0.0627 7/1/2002 0.071 0.0163 8/1/2002 0.0514 0.0252 9/1/2002 0.0715 0.0777 10/1/2002 0.0943 0.0848 11/1/2002 0.0971 0.0774 12/1/2002 0.0627 0.0935 1/1/2003 0.0661 -0.022 2/1/2003 0.0635 -0.0348 3/1/2003 0.0663 0.0097 4/1/2003 0.0727 0.0007 5/1/2003 0.0728 0.0932 6/1/2003 0.0655 -0.0007 7/1/2003 0.0797 0.084 8/1/2003 0.0957 0.0634 9/1/2003 0.0883 0.0819 10/1/2003 0.0757 0.0264 11/1/2003 0.0559 0.1439 12/1/2003 0.0719 -0.0067 1/1/2004 0.0678 0.1489 2/1/2004 0.086 0.1752 3/1/2004 0.0755 0.1328 4/1/2004 0.0777 0.1724 5/1/2004 0.0942 0.0826 6/1/2004 0.0894 0.1503 7/1/2004 0.0792 0.1168 8/1/2004 0.0637 0.1423 9/1/2004 0.0806 0.1026 10/1/2004 0.0773 0.1828 11/1/2004 0.1036 0.0844 12/1/2004 0.0805 0.1734 1/1/2005 0.0969 0.0602 2/1/2005 0.0887 0.0807 3/1/2005 0.1053 0.0941 4/1/2005 0.1458 0.0622 5/1/2005 0.1149 0.078 6/1/2005 0.1342 0.0516 7/1/2005 0.1325 0.0801 8/1/2005 0.1638 0.0981 9/1/2005 0.1417 0.1383 10/1/2005 0.1675 0.0649 11/1/2005 0.1327 0.0593 12/1/2005 0.1061 0.0397 1/6/2006 0.1141 0.0938 2/6/2006 0.0941 0.0576 3/6/2006 0.0794 0.0397 4/6/2006 0.0411 0.0884 5/6/2006 0.0574 0.042 6/6/2006 0.0046 0.0813 7/6/2006 0.0136 0.0393 8/6/2006 -0.0248 0.0132 9/6/2006 -0.0196 -0.0569 10/6/2006 -0.0426 0.0279 11/6/2006 -0.0377 0.0088 12/6/2006 -0.003 0.0265 1/6/2007 -0.0335 0.0358 2/6/2007 -0.0075 0.0005 3/6/2007 -0.004 0.0988 4/6/2007 -0.0157 -0.0564 5/6/2007 -0.0294 0.0282 6/6/2007 -0.0043 -0.029 7/1/2007 -0.0106 0.0325 8/1/2007 -0.0013 -0.0499 9/1/2007 -0.0493 0.0497 Y/Y % Change

Delinquencies and Obligations Ratio Source: Federal Reserve Board All Loans Prime Subprime Q1-01 0.0477 0.0245 0.1324 Q2-01 0.0516 0.0266 0.1431 Q3-01 0.0535 0.0285 0.1428 Q4-01 0.0515 0.0272 0.1433 Q1-02 0.0514 0.0269 0.1474 Q2-02 0.0527 0.0265 0.1496 Q3-02 0.0511 0.0255 0.1439 Q4-02 0.049 0.0263 0.1323 Q1-03 0.0485 0.0262 0.1304 Q2-03 0.0497 0.026 0.1235 Q3-03 0.0465 0.0244 0.1174 Q4-03 0.0449 0.0237 0.1153 Q1-04 0.0446 0.0226 0.1166 Q2-04 0.0456 0.024 0.1047 Q3-04 0.0454 0.0232 0.1074 Q4-04 0.0438 0.0222 0.1033 Q1-05 0.0431 0.0217 0.1062 Q2-05 0.0434 0.022 0.1033 Q3-05 0.0444 0.0234 0.1076 Q4-05 0.047 0.0247 0.1163 Q1-06 0.0441 0.0225 0.115 Q2-06 0.0439 0.0229 0.117 Q3-06 0.0467 0.0244 0.1256 Q4-06 0.0495 0.0257 0.1333 Q1-07 0.0484 0.0258 0.1377 Q2-07 0.0512 0.0273 0.1482 Source: MBA: National Delinquency Survey Quarter Financial Obligations Ratio Q1-01 15.9 Q2-01 16.11 Q3-01 15.81 Q4-01 16.34 Q1-02 16.19 Q2-02 16.34 Q3-02 16.62 Q4-02 16.82 Q1-03 16.88 Q2-03 16.86 Q3-03 16.78 Q4-03 16.92 Q1-04 16.89 Q2-04 16.92 Q3-04 17.15 Q4-04 17.01 Q1-05 17.43 Q2-05 17.55 Q3-05 17.82 Q4-05 17.72 Q1-06 17.78 Q2-06 17.97 Q3-06 18.15 Q4-06 18.2 Q1-07 18.03 Q2-07 18 Homeowners' Financial Obligations Ratio as of 6/30/2007 Mortgage Delinquencies as of 6/30/2007 Consumer financial obligations have generally increased over the past five years Delinquencies have continued to rise Increased homeowner obligations and other market factors drives increased delinquency Significant number of ARM resets have negatively impacted overall delinquency rates

Mortgage Originations Mortgage originations have continued to decline as a result of market illiquidity and decreased consumer demand Market focus has shifted to managing credit risk, reducing costs, and sizing operations to a declining mortgage market Source: Mortgage Bankers Association Q1-96 Q2-96 Q3-96 Q4-96 Q1-97 Q2-97 Q3-97 Q4-97 Q1-98 Q2-98 Q3-98 Q4-98 Q1-99 Q2-99 Q3-99 Q4-99 Q1-00 Q2-00 Q3-00 Q4-00 Q1-01 Q2-01 Q3-01 Q4-01 Q1-02 Q2-02 Q3-02 Q4-02 Q1-03 Q2-03 Q3-03 Q4-03 Q1-04 Q2-04 Q3-04 Q4-04 Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 Q2-06 Q3-06 Q4-06 Q1-07 Q2-07 Total 194 209 191 191 174 196 222 241 330 401 429 496 373 405 334 267 238 302 312 287 418 579 507 739 518 552 774 1010 794 1187 1199 632 627 825 646 675 640 800 869 718 610 729 697 690 631 694 Purchase 101 155 158 145 123 155 162 150 149 225 227 194 168 251 254 205 183 254 255 213 192 272 274 222 217 315 302 263 230 344 384 322 251 379 362 317 294 432 434 352 305 408 376 310 271 354 Refi 93.214 54.376 32.407 45.904 50.386 41.223 59.985 91.744 182 176 201 303 205 154 80 61 55 48 56 75 226 307 233 517 300 237 472 748 564 843 815 310 376 445 284 358 346 368 434 366 304 321 321 379 360 340 Mortgage Originations as of Q2 2007

Domestic Market Near-Term Expectations Estimates for housing market recovery now extend to 2009 Joint Economic Committee of Congress predicts 2 million foreclosures on subprime mortgages by the end of 2008 Minimal production and tighter lending policies for nonconforming loans coupled with weaker economic growth are placing additional downward pressure on housing demand Increased foreclosures are helping to increase existing single-family home inventories to record levels The Mortgage Bankers Association (MBA) reported Q2 2007 foreclosures initiated increased 7 bps Sets a record high of 0.65% MBA estimates mortgage origination volume will continue to fall through 2009, which is estimated at only two-thirds of 2006 volume Annual Mortgage Origination Volumes Actual Actual Estimated Estimated Estimated $ trillions 2005 2006 2007 2008 2009 Total Mortgage Origination Volume $3.03 $2.73 $2.31 $1.89 $1.77 Source: Mortgage Bankers Association Long-term Mortgage Finance Forecast October 17, 2007

Strategy

Restructuring ResCap announced a major restructuring of mortgage operations Reduced and focused product offerings Incremental staff reductions - approximately 3,000 positions or 25% with majority in 2007 Reductions are in addition to the elimination of 2,000 positions announced earlier this year Closing 50 sales and servicing locations Shifting more towards direct consumer origination channels Restructuring impacts all three business units: Domestic mortgage operations will focus on originating and servicing prime conforming and high-quality jumbo product, leveraging GMAC Bank BCG will focus on middle market developers IBG will limit operations to markets with multiple sources to fund and sell assets Credit/risk management functions will be further strengthened across all three segments As a result of workforce reductions, ResCap will incur restructuring charges of $90- $100 million, with majority of the charge in Q4 2007

Operating Model Shifting to simplified, more focused business model Low cost producer Production orientated toward the consumer Streamlined product suite - 80% government / agency production World class servicing Goal: 80% of domestic production funded through GMAC Bank Subject to regulatory requirements / approvals Reduce risk and income volatility via balance sheet restructuring Reduce HFS inventories Monetize nonprime residuals Expand credit and control environment to manage risk and enhance reliability Simplify control process and systems

Business Segments

Segment-U.S. Residential Finance Group

U.S. Residential Finance Group Prime conforming lender, with capability to originate non-agency mortgages Broad product capabilities includes prime, prime-second lien, and nonprime Focus on origination: Direct-to-consumer loan origination platform Including correspondents and mortgage brokers Brands include GMAC Mortgage and Ditech Efficient servicing operation $ millions 2004 2005 2006 Q3 06 Q3 07 Total Net Revenue $3,367 $3,398 $1,765 $647 ($658) Net Income $768 $695 ($349) $35 ($1,576)1 Total Assets $82,179 $100,632 $108,088 $110,810 $83,083 1) Includes Goodwill Impairment of ($382) million in Q3 07

U.S. Loan Production and Servicing Market Share

- **ResCap maintains a top tier position in the U.S. mortgage market**

Loan Production YTD as of 9/30/07

Company	Volume ($B)	Market Share (%)
Countrywide	$339.8	17.2%
Wells Fargo	216.0	10.9
Citi	160.9	8.1
Chase Home Fin	160.0	8.1
B of A Mortgage	144.4	7.3
Washington Mutual	116.0	5.9
Wachovia	78.6	4.0
ResCap[1]	78.4	4.0
IndyMac	61.1	3.1
SunTrust Mortgage	46.2	2.3
Total Top 10	**1,401.3**	**70.8**
Total Industry	**$1,980.0**	

Source: Inside Mortgage Finance – October 29, 2007 and internal company data

1) Excludes seasoned loan acquisitions

Servicing YTD as of 9/30/07

Company	Volume ($B)	Market Share (%)
Countrywide	$1,459.1	13.3%
Wells Fargo	1,430.8	13.0
CitiMortgage	791.6	7.2
Chase Home Fin	752.6	6.8
Washington Mutual	625.0	5.7
B of A Mortgage	483.5	4.4
ResCap[1]	427.4	3.9
National City	183.9	1.7
Wachovia	183.6	1.7
IndyMac	180.0	1.6
Total Top 10	**6,517.5**	**59.3%**
Total Industry	**$11,000.0**	

Source: Inside Mortgage Finance – November 2, 2007

1) Excludes loans for which we acted as subservicer

Third Quarter 2007 Update

RESCAP 25

FY 03 FY 04 FY 05 FY 06 Q3 06 Q3 07 Servicing Volume 271 304 355 412.4 402.4 427.4 Market Share 0.042 0.042 0.043 0.04 0.0399 0.0398 Domestic Market Share FY 03 FY 04 FY 05 FY 06 Q3 06 Q3 07 ResCap 171 133 159 161.8 43.9 20.2 Market Share 0.048 0.0492 0.05 0.054 0.0528 0.0387 Source: "Inside Mortgage Finance" October 29, 2007 and internal company data Note: ResCap loan production data does not include seasoned loan acquisitions ResCap U.S. Mortgage Originations ResCap U.S. Mortgage Servicing Source: "Inside Mortgage Finance" November 2, 2007 Note: Excludes loans for which ResCap acted as subservicer

12/31/04 12/31/05 12/31/06 9/30/06 9/30/07 Retail Branches 18.012 19.097 15.036 3.865 2.878 Mortgage Brokers 16.302 22.961 29.025 7.3 4.372 Direct Lending 16.209 17.228 12.547 3.147 2.227 Correspondent 82.504 99.776 104.96 29.61 10.729 12/31/03 12/31/04 12/31/05 12/31/06 9/30/2006 9/30/2007 Prime Conforming 89.259 45.593 50.047 43.35 12.002 12.174 Prime Non-Conforming 38.093 43.473 55.811 60.294 16.411 4.606 Government 4.929 4.834 4.251 3.665 0.942 1.378 Nonprime 29.763 27.88 35.874 30.555 8.467 0.185 Prime Second-Lien 9.176 11.247 13.079 23.704 6.1 1.863 U.S. Mortgage Loan Production Nonconforming production proactively reduced as a result of capital markets illiquidity 133 159 162 133 159 Production by Source Production by Type Year Ended $ billions $ billions 162 Quarter Ended 44 20 44 20 Year Ended Quarter Ended Year Ended

U.S. Nontraditional Loan Production ResCap's non-traditional production has been significantly curtailed A variety of quality control procedures and periodic audits are conducted to ensure compliance with underwriting standards Strict underwriting guidelines consider the borrower's capacity to repay the loan, credit history and the unique risks which may come from these products 12/31/04 12/31/05 12/31/06 9/30/06 9/30/07 Interest-only 7.2888 32.7063 34.8132 9.07 2.4 Payment Option Adjustable Rate 0.0059 5.0761 18.3082 5.62 1.36 High Loan to Value (+100%) 9.4146 6.527 8.6487 2.53 0.75 Below Market Initial Rate ("Teaser") 0.6381 0.5366 0.257 0.08 0 17 U.S. Nontraditional Production $ billions 45 62 5 17 Year Ended Quarter Ended

RFG Warehouse Lending Warehouse lending receivables fell to $1.8 billion at 9/30/2007, compared to $8.8 billion at the end of 2006 Nonprime exposure declined to $0.2 billion at 9/30/2007, compared to $2.4 billion at the end of 2006 In the process of shifting warehouse lending activity to GMAC Bank to further reduce cost of funding Continue to focus on credit underwriting, collateral surveillance and workouts Q4-06 Q1-07 Q2-07 Q3-07 Prime 6.1238 5.5098 3.5959 1.5792 NonPrime 2.681 0.968 0.3306 0.2155 Warehouse Lending Receivables 1.8 3.9 6.5 8.8

U.S. Servicing Portfolio ResCap's world-class servicing operation continues to perform well Single operation supports all loan products, brands and investors U.S. servicing portfolio increased to $427.4 billion at 9/30/07, an increase of $25 billion from 9/30/06 ResCap is the #1 subservicer in the U.S. with $52 billion subservicing portfolio as of 09/30/07 Undertaking measures to maintain quality in current stressed credit environment Added additional positions to increase capacity and avoid foreclosures in loss mitigation area Referred over 28,000 customers to Home Ownership Preservation Enterprise counseling Provided over 6,700 modifications year to date Executed over 4,500 permanent modifications Maintaining strong re-underwriting practices to ensure borrower success 1) Excludes loans for which we acted as a subservicer that totaled an unpaid principal balance of $52.3 billion at 9/30/2007, and $47.5 billion at 9/30/2006 12/31/03 12/31/04 12/31/05 12/31/06 9/30/06 9/30/07 Prime Conforming 153.693 165.577 186.405 203.927 200.632 263.437 Prime Non-Conforming 43.951 55.585 76.98 101.138 96.851 66.785 Government 17.594 18.328 18.098 18.843 18.866 18.975 Prime-Second Lien 9.522 13.718 17.073 32.726 28.584 34.053 Nonprime 45.747 51.139 56.373 55.75 57.494 44.19 Prime 304 355 402 412 U.S. Servicing Portfolio by Type1 $ billions 427

Segment-Business Capital Group

Business Capital Group

- **Provides capital solutions and superior customer service by developing long-term relationships with business clients in selected niche markets**
- **The homebuilding industry encountered significant deterioration in Q3 driven by adverse liquidity shortfall**
- **Recent severe liquidity challenges in the credit and mortgage markets, diminished consumer confidence, increased home inventories and foreclosures, and downward pressure on home prices. All of these factors have contributed to lower gross sales and higher cancellation rates for our homebuilders**
- **Lack of mortgage liquidity impacted new home sales / closings for homebuilders**
  - New single family home sales are down 21% from prior year
- **The oversupply of unsold new and resale homes and downward pressure on new home values has worsened in many markets due to tighter lending standards, low affordability and increased caution of buyers**

$ millions	2004	2005	2006	Q3 06	Q3 07
Total Net Revenue	$312	$403	$301[1]	$76	($148)
Net Income	$148	$201	$140[2]	$31	($172)[3]
Total Assets	$4,430	$5,546	$7,477	$7,192	$6,490

1) Q2 2006 excludes $415 million gain, before taxes, from sale of an equity interest in a regional homebuilder
2) Excludes $259 million after tax gain on sale of an equity interest in a regional homebuilder
3) Includes Goodwill Impairment of ($8) million in Q3 07

Third Quarter 2007 Update

RESCAP

32

Business Capital Group Net Loss for Q3 was $172 million Lending Receivables Total reserve levels on real estate loans at Q3 07 is $249 million, or 7.5% on $3.3 billion portfolio Total Q3 07 specific loan loss provision on real estate Lending Receivables was $98 million Watch list credits at $1.65 billion, or 32% of real estate loan portfolio at the end of Q3 07 Residential Real Estate Investments (Model Homes and Lot Options) Total Q3 07 impairment on real estate investments was $98 million This impairment was on outstanding real estate of $1.5 billion or 6.5% 2007 YTD total impairment on real estate investments was $127 million Business structure changed for a shifting environment Target clients that meet key characteristics Middle market builder / developer Realignment / Consolidation of real estate business One real estate business Structure of customer contact aligned around relationships vs historical product based approach Risk Management Process Shift in credit decision making to a centralized credit department More rigorous evaluation of the quality of collateral and underlying credit Implementation of action plans supported with external workout resources Explicit handoff from client management to workout

Residential Construction Residential Construction Provides creative and customized debt products for the nation's top homebuilders and land developers Client Profile Homebuilders are generally among the largest 100 homebuilders in United States and have high credit quality Residential land developers Joint ventures formed by two or more homebuilders Deal Structures Master commitment used to finance multiple projects with all projects cross-collateralized and cross-defaulted Project specific commitment used to finance single project, typically a joint venture Loan characteristics Loans are generally range from $40 million to $50 million The term ranges from 36 to 60 months As of 9/30/07 we maintained $3.8 billion in commitments and $2.8 billion in outstanding principal Equity Investments As of 9/30/07 we had equity interests in 2 regional homebuilders, and maintained total equity investments, including the 2 regional homebuilders, of approximately $539 million

Residential Equity Residential Equity Subordinated debt financing for residential construction projects and manufactured housing communities to finance a portion of their project equity Client profile Homebuilders are generally among the largest 200 homebuilders in United States; usually smaller builders than Residential Construction Residential land developers Loan characteristics Loans are generally secured by the homebuilder's or developer's interest in the entity Financing generally covers 80% to 90% of the homebuilder's or developer's equity contribution for a particular project Loans generally range between $5 and $10 million in size, with a term of approximately 3 years As of 9/30/07 maintained total commitments of approximately $391 million of mezzanine financing with $366 million in principal outstanding

Model Home and Resort Finance Model Home Finance Partners with many of the top public homebuilders providing capital solutions in the form of model home leasing and lot option contracts Model home lease program Sale / Leaseback product The homebuilder leases the model home at a lease rate tied to a monthly floating interest rate Contract term of approximately 18 to 24 months Models across relationships have a feature allowing BCG to recover prior losses with a priority of cash received on future model sales As of 9/30/07 we had approximately 3,288 model homes with a net book value of approximately $997 million Lot option program ResCap purchases the land and simultaneously enters into two contracts with a homebuilder to develop the land into completed lots and to option lots to the homebuilder Option term of approximately 36 to 60 months As of 9/30/07 we owned approximately 8,577 residential lots through the lot option program, with a book value of approximately $510 million Resort Finance Lending consists of corporate borrowing lines secured by consumer timeshare receivables and acquisition, development and construction loans to U.S. based, privately held timeshare developers Client profile Large independent, non-branded timeshare developers Average annual sales in excess of $100 million Loan characteristics Loans are generally secured by timeshare construction (real estate) and timeshare receivables Loan size generally ranges between $10 and $250 million in size, have a term of approximately 3 to 5 years As of 9/30/07 we maintained total commitments of approximately $2.2 billion with $1.4 billion in principal outstanding

Business Capital Diversification The Business Capital Group assets were $6.5 billion during Q3 2007 down from $7.6 billion in Q2 2007 primarily as a result of the sale of the Health Capital group 2003 2004 2005 2006 Q3-06 Q3-07 Residential Construction 1.28 1.97 2.55 3.088 3.06 3.26 Model Home Finance 0.85 1.11 1.43 2.094 2.08 1.57 Resort Finance 0.36 0.67 0.68 1.139 1.06 1.38 Residential Equity 0.22 0.29 0.31 0.387 0.4 0.28 Health Capital 0.34 0.4 0.59 0.769 0.6 0 5.5 Business Capital Group Assets $ billions 7.5 2003 2004 2005 2006 Q3-06 Q3-07 Residential Construction 86 188 226 155 29 -31 Model Home Finance 47 61 79 46 25 -95 Resort Finance 2 17 34 34 6 13 Residential Equity 9 28 41 35 10 -46 Health Capital 10 18 24 32 7 11 Equity Sale 415 4.4 403 Business Capital Group Net Revenue $ millions 716 312 415 Equity Sale 7.2 76 6.5 (148) 1) Health Capital business was sold in Q3 2007 1 1

Segment-International Business Group

International Business Group

- **In August, there was virtually no liquidity for mortgage assets**
  - Securitization markets did not reopen as expected in September after the holiday break, and remain limited
  - Banks increased margin calls on mortgage assets due to changes in market
  - Forced sellers of MBS to widen spreads, but underlying activity remains sparse
- **Credit quality remains largely unaffected**
  - Mortgages in most countries continued to perform as predicted
  - Losses on mortgage pools remained stable
  - Market fears of downturn in the UK and Spain have yet to materialize in actual servicing data
- **Market pressures drove significant losses in ResCap's international portfolio**
  - Realized $67 million of pre-tax losses on sale of UK assets compared to historical gains
  - Took unrealized losses of $463 million pre-tax as a result of mark-to-market valuation on pipeline and existing HFS portfolios

$ millions	2004	2005	2006	Q3 06	Q3 07
Total Net Revenue	$278	$383	$463	$55	($501)
Net Income	$51	$90	$170	($9)	($498)[1]
Total Assets	$8,134	$10,695	$13,982	$13,388	$15,741

1) Includes Goodwill Impairment of ($65) million in Q3 07

Third Quarter 2007 Update

ResCap

39

IBG Overview

	Original Business	Current State
United Kingdom	Mortgage Lending B2B	Mortgage Lending (B2B, B2b, B2C) Construction Lending GMAC RFC Securities & Whole Loan sales
Continental Europe	Netherlands – Mortgage Lending (B2B) Germany – Mortgage Lending (B2b) Spain – Mortgage Lending (B2I)	Netherlands – Mortgage Lending (B2B), (B2I) Germany – Mortgage Lending (B2b) Spain – Mortgage Lending (B2I)
Canada	Mortgage Broker (B2b)	Mortgage Broker (B2b) Mortgage Lending (B2b, B2I)
Latin America	Mexico Construction Lending Warehouse Lending (B2B) Small JV's – Brazil & Chile	Mexico Construction Lending Warehouse Lending (B2B) 38.5% in Credit Immobilio (B2C Sofoles) Sold Joint Venture interest in Brazil 49% Securitizadora in Chile
Australia	Mortgage Manager (B2b)	Mortgage Manager (B2b)

B2B = Business to Large Business (Mortgage Bank)

B2b = Business to Small Business (Broker)

B2C = Business to Consumer

B2I = Business to Institution

Third Quarter 2007 Update

RESCAP

40

International Business Growth and Diversification International loan production continued to expand across multiple markets Market liquidity issues may reduce future production International Loan Production1 1) Excludes commercial lending activities 2004 2005 2006 Q3-06 Q3-07 UK 11.57 12.54 22.42 6.33 6.54 CE 1.72 2.83 3.93 0.78 1.94 Other 0.72 1.17 1.44 0.42 0.59 27.8 16.5 14.0 9.1 7.5

Revenue by Country Market pressures drove significant losses in ResCap's international portfolio Realized $67 million of pre-tax losses on sale of UK assets compared to historical gains Took unrealized losses of $463 million pre-tax as a result of mark-to-market valuation on pipeline and existing HFS portfolios 2003 2004 2005 2006 Q3-06 Q3-07 U.K. 131 206 272 294 38 -331 Continental Europe 26 25 41 77 5 -188 Canada 6 26 37 53 4 -4 Other 21 32 39 9 21 $ millions 278 383 463 IBG Net Revenue by Country (501) 55

Liquidity and Funding

Liquidity and Capital Overall cash and liquidity remain strong Actions taken immediately as crisis developed to address liquidity Global $1.75 billion unsecured revolving facilities remained available and undrawn Improved liquidity over past 90 days Eliminated exposure to extendable CP Secured $2 billion of new committed conforming repo facilities Executed sale of Healthcare Capital to GMAC for $0.9 billion final purchase price Increased MSR funding capacity by $0.95 billion Renewed £2.4 ($4.7) billion conduit facility in the UK GMAC capital injection of $1 billion during Q3 $ billions Q1 07 Q2 07 Q3 07 Cash and Cash Equivalents $2.6 $3.7 $6.5 Common Equity $7.2 $7.5 $6.2 As of 9/30/2007 $millions Committed Capacity Outstanding Unused Liquidity Portfolio $3,991 $3,991 Unsecured $3,927 $2,117 $1,810 Secured 34,112 17,273 16,840 Total Committed $42,030 $19,390 $22,641 Uncommitted Capacity Outstanding Unused Unsecured $1,050 $736 $314 Secured 98,030 12,307 85,723 Total Uncommitted $99,080 $13,043 $86,037

Committed and Uncommitted Secured Facilities $ millions Outstanding Unused Capacity Total Capacity Mortgage Interest Networking Trust (MINT) - - - Repurchase Agreements $5,219.7 $4,663.9 $9,883.6 Receivables Lending Agreement (RLA) 800.0 3,507.7 4,307.7 Mortgage Asset Lending Agreement (MALA) 630.0 3,741.3 4,371.3 Bank Facilities for Construction Lending Receivables 1,894.6 8.1 1,902.7 Bank Facility for Mortgage Servicing Rights 1,830.0 420.0 2,250.0 Other 6,898.3 4,498.6 11,396.9 Total $17,272.6 $16,839.6 $34,112.2 Secured Committed Facilities at 9/30/07 $ millions Outstanding Unused Capacity Total Capacity Mortgage Interest Networking Trust (MINT) - $25,000.0 $25,000.0 MINT I, LLC - 25,000.0 25,000.0 MINT II, LLC - 25,000.0 25,000.0 Repurchase Agreements 1,616.1 7,536.5 9,152.6 Other 678.1 1,001.5 1,679.6 Total Excluding FHLB Advances 2,294.2 83,538.0 85,832.2 FHLB Advances 10,013.0 2,184.6 12,197.6 Total $12,307.2 $85,722.6 $98,029.8 Secured Uncommitted Facilities at 9/30/07

ST Unsecured ST Secured LT Secured LT Unsecured O/S ($mn) 2896214 15645761 50219402 19119602 Debt Capital Structure Historical access to global capital markets In May, ResCap issued a $2.25 billion dual-tranche transaction including $1.00 billion 2-year floating rate debt and $1.25 billion 5-year fixed rate debt In June: ResCap issued a € 600 million 3-year floating rate note, and a £ 400 million 7 year fixed rate note; ResCap issued a 1.8 billion MXN 5-year fixed rate note Renewed both USD revolvers (364 day and 3 year) in June in conjunction with GMAC with two banks added 1) Includes on-balance sheet financings and excludes off-balance sheet financings Unsecured Debt Maturity Profile as of 9/30/07 Borrowings1 As Of 9/30/07 $87.9 billion Q4-07 2008 2009 2010 2011 2012 and Thereafter Domestic senior unsecured notes 0 2500.3 1750 2466.5 1511.5 3786.9 Domestic subordinated unsecured notes 0 0 1000 0 0 0 Domestic third-party bank credit facility 0 1750 0 0 0 0 International unsecured notes 0 0 0 850.5 0 2653.1 Other unsecured long-term debt 84.2 251.7 232.9 8.5 0 164.9

Funding Diversity Continued to diversify funding sources Expanded relationship with GMAC Bank GMAC Bank deposits increased by 50% in comparison to 2006 Deconsolidation of HFI portfolio resulting in removal of $5.1 billion of assets net of $300 million allowance for loan loss Unsecured Borrowings Bank Term Loan Deposits Secured Borrowings Collateralized Borrowings Off-Balance Sheet Securitizations As of 12/31/06 15222.9 1750 9851 42907.5 53299.5 119295.8 Total Funding1 as of 9/30/07 $240.3 billion Total Funding1 as of 12/31/06 $242.3 billion Unsecured Borrowings Bank Term Loan Deposits Secured Borrowings Collateralized Borrowings Off-Balance Sheet Financings 1) Includes off-balance sheet financings Unsecured Borrowings Bank Term Loan Deposits Secured Borrowings Collateralized Borrowings Off-Balance Sheet Securitizations As of 9/30/07 18327.2 1750 14488.3 29579.9 38223.9 137911.1

GMAC Bank GMAC Bank has become a more important component of the overall strategy Volatility of public debt markets and the current credit environment have made historical mortgage production model challenging GMAC Bank has access to FHLB Advances and Deposits Total FHLB borrowing capacity of $12.2 billion ($2.2 billion of which is unused) Total deposits increased by 50% since 2006 year end GMAC Bank Production $ billions Q1 07 Q2 07 Q3 07 YTD 07 Prime Conforming Mortgage Loans $2.7 $3.1 $3.7 $9.5 Prime Nonconforming Mortgage Loans 1.4 1.7 0.9 4.0 Government Mortgage Loans 0.3 0.4 0.6 1.3 Prime Second-Lien Mortgage Loans 0.3 0.5 0.7 1.5 Total GMAC Bank Production $4.8 $5.7 $5.8 $16.3 MEMO: As % of Total U.S. Production 15% 21% 29% 21% GMAC Bank Assets and Deposit Liabilities Q1 07 Q2 07 Q3 07 MEMO: FY 2006 $ billions Q1 07 Q2 07 Q3 07 MEMO: FY 2006 Assets $20.7 $23.5 $28.1 $19.9 Deposit Liabilities $9.4 $10.7 $14.5 $9.9 Amounts include assets and deposit liabilities of the auto division of GMAC Bank

Bank Cash and Capital Ratios Regulators require the Bank to maintain a well capitalized categorization, under the regulatory framework for the first three years of operation Bank maintains strong capital ratios in excess of well capitalized requirements Cash position has been strengthened at GMAC Bank Regulatory Risk Based Capital Q1 07 Q2 07 Q3 07 Well Capitalized Minimum Requirement Tier 1 15.0% 15.5% 16.4% 6.0% 4.0% Total Capital 15.4% 15.9% 16.9% 10.0% 8.0% Leverage Ratio 11.3% 12.2% 12.5% 5.0% 4.0% GMAC Bank Cash $ millions Q1 07 Q2 07 Q3 07 Cash $121 $416 $2,152

Key Operating Metrics Currently monitoring several key operating ratios We believe the more meaningful leverage ratio excludes collateralized borrowings in securitization trusts 12/31/2004 12/31/2005 12/31/2006 9/30/2006 9/30/2007 Leverage 13.52 14.4291944 16.1 14.2 16.6 Leverage (Adjusted) 8.102823688 6.91338162 9.1 7.4 10.4 1) Leverage: Total Debt / Total Equity; Includes borrowings and deposits 2) Leverage (Adjusted): Excludes Collateralized borrowings in securitization trusts 3) Equity infusion of $2 billion in May 2005 4) Equity infusion of $500 million in March 2007, and $500 million in April 2007 5) Equity infusion of $1 billion in September 2007 16.1 9.1 14.4 6.9 12/31/2004 12/31/2005 12/31/2006 9/30/2006 9/30/2007 Tangible Equity 3911.47 7004.2 7150.65 7909.39 6171.56 MSR/Tangible Equity 0.86 0.57 0.69 0.61 0.9 Goodwill 454.28 459.77 471.463 466.48 0 ResCap Leverage ResCap Equity3,4,5 Leverage1 Leverage (Adjusted)2 7,622 7,464 14.2 7.4 8,376 16.6 10.4 6,172

Asset Quality

Risk Management Culture Risk management focused on the right people and processes Personnel Processes Extensive External Oversight Key Initiatives Personnel Risk management staff with extensive industry experience Over 450 experienced personnel in risk management functions (credit, market, operational compliance) Risk management oversight by ResCap Risk Committee Position review performed on a daily basis Strong governance around processes and systems Assessment of risks based on Value at Risk (VaR), and complex scenario analysis Credit loss performance database External auditors different from GMAC's Numerous state regulatory reviews Extensive surveillance of MBS and ABS transactions by rating agencies and investment community Servicing platforms are rated by all major rating agencies Standardization of risk-adjusted return model across ResCap segments to create a uniform process for efficient capital deployment Integration of industry standard Asset/Liability financial models

Nonprime Loan Risk Further reduction of nonprime across all categories Smaller HFS Q3 outstanding reflects lower originations and transfer of assets to HFI portfolio HFI runoff was offset by the transfer of assets from HFS portfolio Warehouse lending receivables dropped to $1.8 billion from $8.8 billion at the end of 2006 Nonprime Prime Conforming Prime Other Q2 07 2.9 2.8 9.2 Nonprime Prime Conforming Prime Other Q2 07 44.2 263.4 119.8 Nonprime Prime Q2 07 12 88 Warehouse Lending Receivables2 Total: $1.8 billion U.S. Loan Servicing Portfolio Total: $427.4 billion Held For Sale Total: $15.0 billion As of 9/30/07 Nonprime Prime Conforming Prime Nonconforming and Other1 1) Prime Nonconforming and Other includes Prime Nonconforming, Prime Second-Lien, and Government 2) Prime Nonconforming data is not available for Warehouse Lending Receivables 3) Total Held for Investment portfolio of $60.8 billion has been reduced by $39.0 billion of securitized loans where ResCap's economic risk is limited to net book value of $0.4 billion Nonprime Prime Conforming Prime Other Q2 07 4056 1257 16416 Held For Investment (excluding Securitized) Total: $21.7 billion3

Composition of Held For Investment Portfolio On-balance sheet securitizations continue to comprise a majority of mortgage loans held for investment (HFI) Nonprime portfolio decreased by over $7.6 billion, or 17% compared to 6/30/2007 and $19.8 billion compared to 9/30/2006 Prime Conforming Prime Non- Conforming Prime second-lien Government Non-Prime 1257400 14529954 7720743 189428 37074464 Prime Conforming Prime non-conforming Prime second-lien Government Non-Prime 1002539 8808866 7485807 727 56860428 Investment Portfolio for the Quarter Ended 9/30/07 $60.8 billion1,2 Investment Portfolio for the Quarter Ended 9/30/06 $74.2 billion1,2 Prime Conforming Prime Non-Conforming Prime Second-Lien Nonprime 1) Amount shown before allowance for loan losses 2) Government loans comprised less than 1% of the portfolio, and as of September 30, 2007 and 2006 were $189 million and $727 thousand, respectively

Nonperforming Assets and Allowance Deterioration of the domestic housing market and the stress on the nonprime and prime nonconforming mortgage market increased during the third quarter The number of nonperforming assets remained stable, while the percentage increased due to the reduction of the overall size of the portfolio Allowance for loan losses increased as a result of higher expected frequency and severity of losses 2003 2004 2005 2006 Q1 07 Q2 07 Q3 07 Allowance for Loan Losses 618 1014.7 1253.3 1930.759 2212.7 1998.9 2091.373 Allowance as % of Total HFI and Lending Receivables 0.0113 0.0151 0.0152 0.0229 0.0283 0.0271 0.03 2003 2004 2005 2006 Q1 07 Q2 07 Q3 07 Nonperforming Assets 2486 5076.5 6783.8 9844.3 10659.2 10745 10654.9 Nonperforming as % of Total HFI and Lending Receivables 0.076 0.082 0.117 0.1363 0.146 0.153 Prime HFI Nonperforming Assets Allowance for Loan Losses Note: Nonperforming assets include total nonaccrual loans, restructured loans, and foreclosed assets

HFI Nonaccruals and Allowance 2003 2004 2005 2006 Q1 07 Q2 07 Q3 07 HFI Allowance for Loan Losses 491 872.9 1065.9 1508.361 1659.77 1695.644 1734.217 Allowance as % of HFI 0.0106 0.0151 0.0155 0.0217 0.0254 0.0271 0.0285 HFI Allowance for Loan Losses 2003 2004 2005 2006 Q1 07 Q2 07 Q3 07 Total HFI 46258 57708 68959 69436 65250 62665 60771.989 Mortgage Nonaccruals as a % of HFI 0.045 0.08 0.09 0.1053 0.1191 0.1404 0.141 Mortgage Nonaccrual Loans as Percent of Total HFI Allowance now 2.85% of total HFI portfolio, up from 2.71% at Q2 07 as a result of: Continuing deterioration in the housing market and liquidity stress in the mortgage market Higher frequency and severity of loss

Lending Receivables Nonaccruals and Allowance 2004 2005 2006 Q1 07 Q2 07 Q3 07 Lending Receivables Allowance for Loan Losses 141.723 187.41 396.6 525.3 274.112 325.936 Allowance as % of Lending Receivables 0.0149 0.0138 0.0266 0.0406 0.0247 0.0372 Lending Receivables Allowance for Loan Losses 2004 2005 2006 Q1 07 Q2 07 Q3 07 Total Lending Receivables 9499 13588 14927 12948.662 11084 8762 Lending Receivables Nonaccruals as a % of Lending Receivables 0.0007 0.005 0.0929 0.1094 0.0288 0.0498 Lending Receivables Nonaccrual Loans as Percent of Total Lending Receivables Nonaccrual warehouse receivables of $112.4 million were $76.6 million lower than the balance at 6/30/07 Nonaccrual construction receivables of $324 million were $193.9 million higher then in the previous quarter as a result of depressed home sales The allowance for loan losses increased as a result of additional specific reserves provided against a number of distressed credits within the real estate lending portfolio and higher loss estimates

RFG HFI Credit Exposure On-balance sheet securitizations continue to comprise a majority of the mortgage loan held for investment (HFI) portfolio ResCap economic exposure to our on-balance sheet securitized portfolios was limited to approximately $0.4 billion, net of allowance as of September 30, 2007 Analysis of HFI as of 9/30/07 $ billions HFI Loans Carrying Value Securitized HFI Loans Non-Securitized HFI Loans Net Book Value Securitized HFI Total Domestic Loans HFI, net of Allowance 56,638 35,598 21,040 406 Total International Loans HFI, net of Allowance 2,400 1,931 469 - Total Loans HFI, net of Allowance $59,038 $37,529 $21,509 $406

Nonprime Prime Retained Interests 199025 1594289 Retained Interests from Off-Balance Sheet Securitizations Interests that continue to be held by ResCap from the company's off-balance sheet securitizations at the end of Q3 were $1.8 billion Residual exposure was limited to $943 million dollars as of 9/30/2007 $147 million in nonprime $796 million in prime Prime Retained Interests Nonprime Retained Interests Retained Interests from Off-Balance Sheet Securitizations Total: $1.8 billion As of 9/30/2007 11% Trading Securities - Retained Interests Only Prime Nonprime Total Mortgage / asset-backed securities $264 $36 $300 Residual Interests 796 147 943 Interest-only securities 405 3 408 Principal-only securities 124 0 124 US Treasury Securities 0 0 0 Other 5 13 18 Total $1,594 $199 $1,793 Breakdown of Retained Interests from Off-Balance Sheet Securitizations as of 9/30/07 89% $ millions

Performance of U.S. Primary Servicing Portfolio Credit performance of our U.S. Primary Servicing portfolio reflects challenging mortgage market conditions 12/31/03 12/31/04 12/31/05 12/31/06 Q1-07 Q2-07 Q3-07 30 Days Past Due 0.0286 0.0263 0.0269 0.0295 0.0251 0.0341 0.0355 60 Days Past Due 0.008 0.0068 0.0076 0.0082 0.0078 0.0106 0.012 90+ Days Past Due 0.0078 0.0078 0.0095 0.0114 0.0135 0.0108 0.0117 Foreclosures 0.0125 0.0114 0.0095 0.0114 0.0129 0.0153 0.0209 5.23% 5.35% U.S. Primary Servicing Portfolio Performance1,2,3 1) The above table reflects performance of the U.S. Primary Servicing Portfolio. ResCap does not have direct credit exposure on most of these mortgage loans 2) Excludes loans for which we acted as subservicer 3) Prime credit quality loans and some of our other mortgage loans are considered to be 30 or more days delinquent when a payment due remains unpaid as of the close of business on the last business day immediately prior to the next following monthly due date 6.05% 8.00% 5.93% 7.08%

Investor Communication

Company Websites Company Web Address Information on site rescapholdings.com Company overview Leadership team Segments & site links SEC Filings & Financials Presentations Press releases gmacrfc.com (click on Institutional Investors on left of page to enter issuance section) Company information Deal documents Distribution statements Deal level collateral and performance information Loan level (US only) Analytical Tool (US only) Vintage analysis (US only) gmacmortgage.com gmacmbond.com Company information Deal level collateral and performance information ResCap and the business segments maintain multiple websites to provide a variety of company information to our secured and unsecured investors

Investor Communication

ResCap is committed to continuing to enhance our communication

- Website: www.rescapholdings.com
- Email: investorrelations@rescapholdings.com (Sign up online to receive email alerts as new information about ResCap becomes available)
- Bloomberg ticker: RESCAP <CORP> Go
- Investor hotline: 1-888-440-8851 (U.S.) or 1-952-857-7428
- ResCap is a SEC registrant
  - As a public registrant, we are providing to the market detailed quarterly and annual information through our Form 10-Qs and Form 10-K
  - We let the market know of certain material developments through the public filing of Form 8-Ks
- Wall Street research analysts and industry publications have initiated public coverage of ResCap including[1]:
  - Bank of America – John Guarnera
  - Bear Stearns – Ian Jaffe
  - Creditsights – David Hendler
  - Citigroup – Ryan O'Connell
  - Gimme Credit – Kathleen Shanley
  - HSBC – Van Hesser
  - JP Morgan – Kabir Caprihan
  - Lehman Brothers – Jonathan Glionna

1) Research and coverage of ResCap is at the discretion of each individual publication, and can be discontinued at any time

Third Quarter 2007 Update

RESCAP

63

Appendix

$ in Billions 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 9/1/2007 Conforming 2.21 2.9 3.33 11.07 14.27 11.11 35.27 52.03 96.1 48.35 52.21 45.92 29.45 Total 2.21 5.11 8.44 19.51 33.79 44.89 80.17 132.2 228.29 276.64 328.85 374.77 409.08 $ in Billions 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 9/1/2007 Jumbo A 1.27 1.85 0.61 2.18 3.04 6.81 10.82 12.82 5.45 4.28 7.32 9.17 18.2 11.12 6.08 12.62 10.5 11.89 7.47 8.98 9.14 5.5 Alt-A 0 0 0 0 0 0 0 0 0 0.26 1.72 2.94 5.74 4.12 3.28 4.86 6.72 8.69 6.59 16.98 28.76 16.56 Home Solution 1st Lien HLTV 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.18 0.89 1.89 3.43 1.6 1.32 2.99 0.34 Seasoned Loans 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.22 1.25 2.48 2.15 1.26 0.98 NCA 0 0 0 0 0 0 0 0 0 0 0 0 0 0 1.08 1.34 3.76 13.07 12.22 13.37 7.28 0.88 Subprime 0 0 0 0 0 0 0 0 0 0.46 0.84 1.69 3.65 5.93 6.3 6.23 11.5 14.3 10.09 13.54 13.04 3.76 125 CLTV 0 0 0 0 0 0 0 0 0 0 0 0.39 0.61 1.97 3.39 1.98 1.92 1.04 0.88 0.71 1.43 0.26 HEL Closed-End 2nd Lien 0 0 0 0 0 0 0 0 0 0 0.2 0.23 0 0.23 0.6 2.49 2.24 1.86 1.17 2.19 4.3 4.36 HELOC 2nd Lien 0 0 0 0 0 0 0 0 0 0 0.44 0.4 0.93 1.26 1.97 1.86 1.65 1.69 4.15 2.09 2.98 0.78 UK (RMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0.37 0.9 1.53 1.67 4.23 6.53 5.38 7.23 1.04 Netherlands (EMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.35 1.02 1.78 2.49 2.45 2.35 Germany (EMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.36 1.49 0 Cananda (CMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.46 0.28 0.86 0 Mexico* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.05 0.2 0.11 0.12 0.21 Total* 1.27 3.11 3.73 5.91 8.95 15.76 26.58 39.4 44.85 49.85 60.37 75.19 104.32 129.32 153.1 186.9 229.31 291.83 347.44 417.4 500.72 537.74 Securitization Activity NCA Subprime Seasoned Loans HELOC 2nd Lien 125 CLTV HEL Closed-End 2nd Lien Germany UK Netherlands Agency Issuance by Year ($ In Billions) Cumulative Issuance ($ In Billions) ResCap Issuance1,2,3 As of September 30, 2007 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Agency $409 1986 Non-Agency $538 YTD 07 ResCap has a track record of consistent execution, and diversified product offerings in the global securitization markets 1) See Appendix for Securitization Program descriptions 2) Does not include NIMS, resecuritizations, private issuance or whole loan sales. 3) Source: www.gmacrfc.com and www.gmacmbond.com

Seasoned Newly Originated 2nd Lien Newly Originated 1st Lien U.S. Securitization Programs GMAC Residential Note: Does not include NIMS, resecuritizations, private issuance or whole loan sales As of September 30, 2007 Issuer GMACM J & AR GMACM AF & AA GMACM GH GMACM HLTV GMACM HE Product Non-Conforming Jumbo A Alt-A Scratch & Dent High CLTV Second Lien Loans (125% max) Home Equity Second Lien Loans & Lines Credit Type Prime Prime Prime Prime Prime Year of First Issue 1999 2005 2001 2000 2000 YTD Issuance ($M) $0 $0 $0 $0 $2,466 Cumulative Issuance ($B) $20.5 $0.8 $0.9 $2.2 $25.3

U.S. Securitization Programs Residential Capital Group/GMAC-RFC Issuer RFMSI S & SA RALI QS, QA, QO & QH RAMP RZ RAMP RS, EFC & NC RASC KS, AHL & EMX RAAC SP RFMSII HI RFMSII HS & HSA Product Jumbo A Alt-A High LTV First Lien Mortgages (107% max) NCA (Negotiated Conduit Asset) Nonprime Seasoned Portfolio Loans High CLTV Second Lien Loans (125% max) Home Equity Second Lien Loans & Lines Credit Type Prime Prime Prime Nonprime Nonprime Prime to Nonprime Prime Prime Year of First Issue 1986 1995 2000 2000 1995 2004 1997 1996 YTD Issuance ($M) $5,500 $16,564 $340 $883 $3,757 $977 $258 $2,676 Cumulative Issuance ($B) $146.6 $106.4 $12.6 $53.0 $91.3 $4.5 $12.4 $14.7 Newly Originated 2nd Lien Newly Originated 1st Lien Seasoned Note: Does not include NIMS, resecuritizations, private issuance or whole loan sales As of September 30, 2007

International Securitization Programs International Business Group/GMAC-RFC International 1st Lien Programs Note: Does not include NIMS, resecuritizations, private issuance or whole loan sales All currency in U.S. Dollars as of September 30, 2007 Issuer RMAC UK CMAC Canada MXMAC Mexico EMAC Netherlands EMAC Germany Product Non-Conforming Alt-A Subprime Conventional Alt-A Credit Type Prime to Nonprime Prime Nonprime Prime Prime Year of First Issue 1998 2004 2003 2002 2005 YTD Issuance ($M) $1,039 $0 $206 $2,354 $0 Cumulative Issuance ($B) $28.9 $1.7 $0.7 $10.5 $1.8